UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 26, 2007
Date of Report (Date of earliest event reported)

_______________________

NORTH AMERICAN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26670	51-0366422
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number )	Identification No.)

20200 Sunburst Street, Chatsworth, California 91311
(Address of principal executive offices)             (Zip Code)

(818) 734-8600
(Registrant’s telephone number, including area code)

_______________________
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On March 26, 2007, Dr. Jonathan P. Gertler, a member of the Board of Directors of North American Scientific, Inc. (the “Company”) and Chairman of the Nominating and Governance Committee, notified the Nominating and Governance Committee that he does not intend to stand for reelection when his current term as a director expires at the 2007 Annual Meeting of Stockholders. Dr. Gertler’s decision not to stand for reelection was not a result of a disagreement with management regarding the Company's operations, policies, practices or otherwise. Dr. Gertler indicated that his decision not to stand for reelection was because of other business obligations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN SCIENTIFIC, INC.

Date: March 31, 2007	By:	/s/ Michael Cutrer
	Name:	L. Michael Cutrer
	Title:	President and Chief Executive Officer